Net Investment in Sales-type Leases	12 Months Ended
Dec. 31, 2017
Leases, Capital [Abstract]
Net Investment in Sales-type Leases

Note 5. Net Investment in Sales-type Leases

The Company’s net investment in sales-type leases consisted of the following:

	December 31,	December 31,
	2017	2016
	(U.S. $ in thousands)
Future minimum lease payments receivable	$13,748	$25,910
Less allowance for doubtful accounts	(1,575)	(844)
Net future minimum lease payment receivable	12,173	25,066
Less unearned interest income	(526)	(1,223)
Net investment in sales-type leases	$11,647	$23,843

Future minimum lease payments due from customers under sales-type leases as of December 31, 2017 were as follows:

U.S . $ in thousands
Year ending December 31,
2018	$9,170
2019	3,130
2020	1,218
2021	230
$13,748

The interest income for sales-type leases is recorded in financial income (expense), net and amounted to approximately $0.7 million, $1.0 million and $1.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.